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              [LOGO]  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

             STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET
                (DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS)

1.       BASIC PROVISIONS ("BASIC PROVISIONS")

         1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only August 15, 1997, is made by and between R.G. HARRIS CO., a California corporation, as to an undivided 72.6568% interest, and HARRIS FAMILY REVOCABLE TRUST, as to an undivided 27.3432% interest ("LESSOR") and RECEPTOR TECHNOLOGIES INC., a Delaware corporation ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

         1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known as 3911 Sorrento Valley Blvd., San Diego, located in the County of San Diego, State of California, and generally described as (describe briefly the nature of the property and, if applicable, the "Project", if the property is located within a Project) that certain real property and improvements consisting of an existing building of approximately 28,900 square feet and an asphalt parking lot as depicted on Exhibit "A" attached hereto (see Paragraph 53 of Addendum No. 1) ("Premises"). (See also Paragraph 2).

         1.3 TERM: eight (8) years and no months ("ORIGINAL TERM") commencing October 15, 1997 ("COMMENCEMENT DATE") and ending October 14, 2005 ("EXPIRATION DATE"). (See also Paragraph 3).

         1.4 EARLY POSSESSION: See Paragraph 51 of Addendum No. 1 ("EARLY POSSESSION DATE"). (See also Paragraphs 3.2 and 3.3).

         1.5 BASE RENT: $44,255.00 per month ("BASE RENT"), payable on the 1st day of each month commencing October 15, 1997. (See also Paragraph 4). /X/ If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted. See Paragraph 50 of Addendum No. 1.

         1.6 BASE RENT PAID UPON EXECUTION: $44,255.00 as Base Rent for the first month of the Term.

         1.7 SECURITY DEPOSIT: $294,780.00 (See Paragraph 54 of Addendum No. 1) ("SECURITY DEPOSIT"). (See also Paragraph 5).

         1.8 AGREED USE: office, research and development. (See also Paragraph
6).

         1.9 INSURING PARTY: Lessor is the "INSURING PARTY" unless otherwise stated herein. (See also Paragraph 8).

         1.10     REAL ESTATE BROKERS:  (See also Paragraph 15).

                  (a) REPRESENTATION: The following real estate brokers (collectively, the "BROKERS") and brokerage relationships exist in this transaction (check applicable boxes):

/X/ CB COMMERCIAL REAL ESTATE GROUP, INC. represents Lessor exclusively ("LESSOR'S BROKER");
/X/ JOHN BURNHAM & COMPANY represents Lessee exclusively ("LESSEE'S BROKER"); or |_| ___________________ represents both Lessor and Lessee ("DUAL AGENCY").

                  (b) PAYMENT TO BROKERS: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Broker the fee agreed to in their separate written agreement.

         1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by Not Applicable ("GUARANTOR"). (See also Paragraph 37).

         1.12 ADDENDA AND EXHIBITS. Attached hereto is an Addendum or Addenda consisting of Paragraphs 50 through 63 and Exhibits "A" and "B", all of which constitute a part of this Lease.

2.       PREMISES.

         2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, all the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating rental, is an approximation which the Parties agree is reasonable and the rental based thereon is not subject to revision whether or not the actual size is more or less.

         2.2 CONDITION. Lessor shall deliver the Premises to Lessee broom clean and free of debris on the date hereof ("START DATE"), and, so long as the required service contracts described in Paragraph 7.1(b) below are obtained by Lessee within thirty (30) days following the completion of Lessee's Work, warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), loading doors, if any, and all other such elements in the Premises, other than those constructed by Lessee, shall be in good operating condition on said date and that the structural elements of the roof, bearing walls and foundation of any buildings on the Premises (the "BUILDING") shall be free of material defects. If a non-compliance with said warranty exists as of the Start Date, Lessor shall, as Lessor's sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If, after the Start Date, Lessee does not give Lessor written notice of any non-compliance with this warranty within: one year, correction of such non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

         2.3 COMPLIANCE. Lessor warrants that the improvements on the Premises comply with all applicable laws, covenants or restrictions of record, building codes, regulations and ordinances ("APPLICABLE REQUIREMENTS") in effect on the Start Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. NOTE: Lessee is responsible for determining whether or not the zoning is appropriate for Lessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within six (6) months following the Start Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. If the Applicable Requirements are hereafter changed (as opposed to being in existence at the Start Date, which is addressed in Paragraph 6.2(e) below) so as to require during the term of this Lease the construction of an addition to or an alteration of the Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Building ("CAPITAL EXPENDITURE"), Lessor and Lessee shall allocate the cost of such work as follows:

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                  (a) Subject to Paragraph 2.3(c) below, if such Capital
Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditure is required during the last two (2) years of this Lease and the cost thereof exceeds six (6) months' Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within ten (10) days after receipt of Lessee's termination notice that Lessor has elected to pay the difference between the actual cost thereof and the amount equal to six (6) months' Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least ninety (90) days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

                  (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor and Lessee shall allocate the obligation to pay for such costs pursuant to the provisions of Paragraph 7.1(c); provided, however, that if such Capital Expenditure is required during the last two years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon ninety (90) days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within ten (10) days after receipt of Lessor's termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct the same, with interest, from Rent until Lessor's share of such costs have been fully paid. If Lessee is unable to finance Lessor's share, of if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon thirty (30) days written notice to Lessor.

                  (c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity or use, or modification to the Premises then, and in that event, Lessee shall be fully responsible for the cost thereof, and Lessee shall not have any right to terminate this Lease.

         2.4 ACKNOWLEDGEMENTS. Lessee acknowledges that: (a) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Lessee's intended use, (b) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and (c) neither Lessor, Lessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (a) Broker has made no representations, promises or warranties concerning Lessee's ability to honor the Lease or suitability to occupy the Premises, and (b) it is Lessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

3.       TERM.

         3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

         3.2 EARLY POSSESSION. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such early possession shall not affect the Expiration Date.

         3.3 DELAY IN POSSESSION. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession as agreed, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the Premises. If possession is not delivered within thirty (30) days after the date hereof, Lessee may, at its option, by notice in writing within thirty (30) days after the end of such thirty (30) day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said thirty
(30) day period, Lessee's right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Lessee by the Start Date and Lessee does not terminate this Lease, as aforesaid, any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession of the Premises is not delivered within four (4) months after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

         3.4 LESSEE COMPLIANCE. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4.       RENT.

         4.1 RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("RENT").

         4.2 PAYMENT. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. Rent for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor after notice to Lessee, for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten
(10) days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Within fourteen (14) days after the expiration or termination of this Lease, if Lessor elects to apply the Security Deposit only to unpaid Rent, and otherwise within thirty (30) days after the Premises have been vacated pursuant to Paragraph 7.4(c) below, Lessor shall return that portion of the Security Deposit not used or applied by Lessor.

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6.       USE.

         6.1 USE. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to neighboring properties. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, is not significantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessor shall within five (5) business days after such request give written notification of same, which notice shall include an explanation of Lessor's objections to the change in use.

         6.2 HAZARDOUS SUBSTANCES.

                  (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements. "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or
(iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use including materials typically used in biomedical research and development laboratories so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.

                  (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

                  (c) LESSEE REMEDIATION. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party.

                  (d) LESSEE INDEMNIFICATION. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party during the Term (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties). Lessee's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessor or Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed in writing at the time of such agreement.

                  (e) LESSOR INDEMNIFICATION. Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remediation, which existed as a result of Hazardous Substances on the Premises prior to the Start Date or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees. Lessor's obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

                  (f) INVESTIGATIONS AND REMEDIATIONS. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to the Start Date, unless such remediation measure is required as a result of Lessee's use (including "Alterations", as defined in paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibilities.

                  (g) LESSOR TERMINATION OPTION. If a Hazardous Substance Condition occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessors rights under Paragraph 6.2(d) and Paragraph 13). Lessor may, at Lessor's option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds twelve (12) times the then monthly Base Rent, give written notice to Lessee, within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within ten (10) days thereafter, give written notice to Lessor of Lessee's commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to twelve (12) times the then monthly Base Rent. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor's notice of termination.

         6.3 LESSEE'S COMPLIANCE WITH APPLICABLE REQUIREMENTS. Except as otherwise provided in this Lease, Lessee shall, at Lessee's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants which relate in any manner to the Premises, without regard to whether said requirements are now in effect or subject to the provisions of Section 2.3, become effective after the Start Date. Lessee shall, within ten (10) days after receipt of Lessor's written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements.

         6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's "Lender" (as defined in Paragraph 30 below) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a contamination is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspections, so long as such inspection is reasonably related to the violation or contamination.

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7.       MAINTENANCE; REPAIRS, UTILITY INSTALLATIONS; TRADE, FIXTURES AND
         ALTERATIONS.

         7.1 LESSEE'S OBLIGATIONS.

                  (a) IN GENERAL. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole expense, keep the Premises, Utility Installation and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, heating, ventilating, air-conditioning, electrical, lighting facilities, boilers, pressure vessels, fire protection system fixtures, walls (interior), ceilings, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, or adjacent to the Premises. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a first-class condition consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, including, when necessary, the exterior repainting of the Building.

                  (b) SERVICE CONTRACTS. Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the Premises: (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (vii) clarifiers, (viii) basic utility feed to the perimeter of the Building, and (ix) any other equipment, if reasonably required by Lessor.

                  (c) REPLACEMENT. Subject to Lessee's indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee's failure to exercise and perform good maintenance practices, if the Basic Elements described in Paragraph 7.1(b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such Basic Elements, then such Basic Elements shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such replacement as such useful life is specified pursuant to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then commercially reasonable), with Lessee reserving the right to prepay its obligation at any time.

         7.2 LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance), 9 (Damage or Destruction) and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligations are intended to be that of the Lessee. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease. Notwithstanding the foregoing, Lessor at Lessor's expense, shall have the obligation to maintain and repair the roof, foundation and exterior walls.

         7.3 UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

                  (a) DEFINITIONS; CONSENT REQUIRED. The term "Utility Installations" refers to all floor and window coverings, air lines, power panels, electrical distribution, security and fire protection systems, communication systems, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the Improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent not to be unreasonably withheld. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during this Lease as extended does not exceed $100,000.00 in any one year.

                  (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits,
(ii) acquiring Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount equal to the greater of two month's Base Rent, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor.

                  (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to one and one-half times the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys' fees and costs.

         7.4      OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

                  (a) OWNERSHIP. Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per Paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

                  (b) REMOVAL. By delivery to Lessee of written notice from Lessor not earlier than ninety (90) and not later than thirty (30) days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations (except for Lessee's Work constructed at the beginning of the term of this Lease pursuant to Paragraph 52 hereof) be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.

                  (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris and in at least as good operating order, condition and state of repair as the same were in on the Start Date ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee Owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or groundwater contaminated by Lessee. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below. Notwithstanding any other provision of this Lease, Lessee shall at the expiration or earlier termination of this Lease, surrender to Lessor all of the improvements which were purchased with Landlord's Contribution to Lessee's Work as referred to in Paragraph 52 of the Addendum and as evidenced by the invoices delivered to Lessor pursuant to the provisions of Paragraph 52 except that Lessee may remove trade fixtures with an original purchase price of up to $300,000.00 which were purchased with Landlord's contribution.

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8.       INSURANCE; INDEMNITY.

         8.1 PAYMENT FOR INSURANCE. Lessee shall pay for all insurance required under Paragraph 8, except to the extent of the cost attributable to liability insurance carried by Lessor under Paragraph 8.2(b) in excess of $2,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice.

         8.2 LIABILITY INSURANCE.

                  (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force a Commercial General Liability Policy of Insurance protecting Lessee and Lessor against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per occurrence with an "ADDITIONAL INSURED-MANAGERS OR LESSORS OF PREMISES ENDORSEMENT" and contain the "AMENDMENT OF THE POLLUTION EXCLUSION ENDORSEMENT" for damage caused by heat, smoke or fumes from a hostile fire. The Policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

                  (b) CARRIED BY LESSOR. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

         8.3 PROPERTY INSURANCE - BUILDING, IMPROVEMENTS AND RENTAL VALUE. SEE PARAGRAPH 58 OF ADDENDUM NO.

                  (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any groundlessor, and to any Lender(s) insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises including Alterations and Utility Installations as the same shall exist from time to time, or the amount required by any Lenders, but in no event more than the commercially reasonable and available insurable value thereof. If Lessor is the Insuring Party, however, Trade Fixtures, and Lessee's personal property shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessor shall be liable for such deductible amount in the event of an Insured Loss.

                  (b) RENTAL VALUE. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one (1) year. Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of Rent from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next twelve (12) month period. Lessor shall be liable for any deductible amount in the event of such loss.

                  (c) ADJACENT PREMISES. If the Premises are part of a larger building, or of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

         8.4 LESSEE'S PROPERTY/BUSINESS INTERRUPTION INSURANCE.

                  (a) PROPERTY DAMAGE. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property and Trade Fixtures. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and Trade Fixtures. Lessee shall provide Lessor with written evidence that such insurance is in force.

                  (b) BUSINESS INTERRUPTION. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

                  (c) NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.

         8.5 INSURANCE POLICIES. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may after notice to the other but shall not be required to, procure and maintain the same.

         8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

         8.7 INDEMNITY. Except for Lessor's gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

         8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources or places, unless resulting from the negligence or misconduct of Lessor. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.       DAMAGE OR DESTRUCTION.

         9.1 DEFINITIONS.

                  (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, including Alterations and Utility Installations, which can reasonably be repaired in six (6) months or less from the date of the damage or destruction.

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Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

                  (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, including Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

                  (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises including Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

                  (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

                  (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

         9.2 PARTIAL DAMAGE - INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which Lessor's responsibility) as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease hall remain in full force and effect, or have this Lease terminate thirty (30) days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

         9.3 PARTIAL DAMAGE - UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective sixty (60) days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within ten (10) days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

         9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate sixty (60) days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6, and except to the extent Lessor is compensated for such damage by insurance.

         9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of this Lease there is damage for which the cost to repair exceeds one
(1) month's Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving a written termination notice to Lessee within thirty (30) days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and
(b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the date which is twenty (20) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished.

         9.6 ABATEMENT OF RENT; LESSEE'S REMEDIES.

                  (a) ABATEMENT. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value insurance. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

                  (b) REMEDIES. If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within ninety (90) days after such obligation shall accrue and complete such repair or restoration within 360 days after such obligation shall occur subject to force majeure, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within thirty (30) days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within said thirty (30) days, this Lease shall continue in full force and effect. "COMMENCE" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

         9.7 TERMINATION-ADVANCE PAYMENTS. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.

         9.8 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.      REAL PROPERTY TAXES.

         10.1 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "Real Property Taxes" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated

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with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Premises are located. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises.

         10.2

                  (a) PAYMENT OF TAXES. Lessee shall pay the Real Property Taxes applicable to the Premises during the term of this Lease. Subject to Paragraph 10.2(b), all such payments shall be made prior to any delinquency date. Lessee shall promptly upon request furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee's share of such taxes shall be prorated to cover only that portion of the tax bill applicable to the period that this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment. If Lessee shall fail to pay any required Real Property Taxes, Lessor shall have the right after notice to Lessee, to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

                  (b) ADVANCE PAYMENT. In the event Lessee incurs a late charge on any Rent payment, Lessor may, at Lessor's option, estimate the current Real Property Taxes, and require that such taxes be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be an amount equal to the amount of the estimated installment of taxes divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable taxes. If the amount collected by Lessor is insufficient to pay such Real Property Taxes when due, Lessee shall pay Lessor, upon demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of its obligations under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may at the option of Lessor, be treated as an additional Security Deposit.

         10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. If the Premises are not separately assessed, Lessor shall make reasonable efforts following the execution of this Lease to have the Premises separately assessed.

         10.4 PERSONAL PROPERTY TAXES. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause such property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten (10) days after receipt of a written statement.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered. To the extent any services are not separately metered but can be separately metered at a commercially reasonable expense, Lessee may have any such services separately metered and Lessor shall reimburse Lessee for the cost thereof to the extent it is not a part of Lessee's Work.

12.      ASSIGNMENT AND SUBLETTING.

         12.1 LESSOR'S CONSENT REQUIRED.

                  (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, "assign or assignment") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent which shall not be unreasonably withheld, conditioned or delayed.

                  (b) A change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

                  (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee by an amount greater than twenty-five percent (25%) of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. "NET WORTH OF LESSEE" shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

                  (d) An assignment or subletting without consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period.

         12.2 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING. See Paragraph 56 of Addendum No.

                  (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease,
(ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

                  (b) Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach.

                  (c) Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

                  (d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor.

                  (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $750.00 as consideration for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested within five (5) days after Lessee's request for consent.

                  (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

         12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                  (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee's obligations, Lessee may collect said Rent. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice

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from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

                  (b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

                  (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent, which shall not be unreasonably withheld.

                  (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee.

         12.4 DEEMED CONSENT. If Lessor fails to respond to any request by Lessee for Lessor's consent or approval within ten (10) days of such request, the consent or approval of Lessor shall be deemed given.

         12.5 PERMITTED TRANSFERS. Lessee shall have the right to assign its interest in the Lease or to sublet the whole or any part of the Premises to any entity that controls, is controlled by, or is under common control with Lessee, in connection with the consolidation, merger, restructuring or reorganization of Lessee or the sale by Lessee of all or any significant portion of its stock or assets, and in none of the foregoing events shall the consent of Lessor be required. In such event, Lessee will promptly notify Lessor of such assignment or subletting, Lessor will be provided with such reasonable current financial information that Lessor may require relating to such assignee or sublessee, Lessor will be provided with any and all documentation reflecting, from time to time, the terms of such subletting or assignment and in no event shall Lessee be relieved of its duties and obligations under the Lease by reason of such subletting or assignment. Any assignee or sublessee must assume all of the duties and obligations of Lessee under the Lease.

13.      DEFAULT; BREACH; REMEDIES.

         13.1 DEFAULT; BREACH. A "DEFAULT" is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or rules under this Lease. A "BREACH" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

                  (a) The vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

                  (b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party within five (5) days after notice that the same is due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) business days following written notice to Lessee.

                  (c) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts,
(iii) the rescission of an unauthorized assignment or subletting, (iv) a Tenancy Statement, (v) a requested subordination with the required nondisturbance agreement, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of fifteen (15) days following written notice to Lessee.

                  (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                  (e) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors;
(ii) becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

                  (f) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

                  (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory basis, and Lessee's failure, within sixty (60) days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

         13.2 REMEDIES. If Lessee fails to perform any of its affirmative duties or obligations and such failure constitutes a Breach within ten (10) days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee upon receipt of invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made by Lessee to be by cashier's check. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

                  (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

                  (b) Continue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constitute a termination of the Lessee's right to possession.

                  (c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability

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under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

         13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a one-time late charge equal to four percent (4%) of each such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder.

         13.5 INTEREST. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base Rent) or within thirty (30) days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the thirty-first (31st) day after it was due as to non-scheduled payments. The interest ("INTEREST") charged shall be equal to the prime rate reported in the Wall Street Journal as published closest prior to the date when due plus four percent (4%), but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

         13.6     BREACH BY LESSOR.

                  (a) NOTICE OF BREACH. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

                  (b) PERFORMANCE BY LESSEE ON BEHALF OF LESSOR. In the event that neither Lessor nor Lender cures said breach within thirty (30) days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and offset from Rent an amount equal to the greater of one month's Base Rent or the Security Deposit, and to pay an excess of such expense under protest, reserving Lessee's right to reimbursement from Lessor. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "CONDEMNATION"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of any building portion of the premises, or more than twenty-five percent (25%) of the land area portion of the premises not occupied by any building, is taken by Condemnation, Lessee may, at Lessee option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation for Lessee's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

         15.3 REPRESENTATIONS AND INDEMNITIES OF BROKER RELATIONSHIPS. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

16.      ESTOPPEL CERTIFICATES.

                  (a) Each Party (as "RESPONDING PARTY") shall within fifteen
(15) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "ESTOPPEL CERTIFICATE" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

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                  (c) If Lessor desires to finance, refinance, or sell the
Premises, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth. Lessor and any persons reviewing such financial information shall sign a reasonable confidentiality agreement.

17. DEFINITION OF LESSOR. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor Provided the transferee or assignee assumes the obligation to return the Security Deposit to Lessee, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. Notwithstanding the above, and subject to the provisions of Paragraph 20 below, the original Lessor under this Lease, and all subsequent holders of the Lessor's interest in this Lease shall remain liable and responsible with regard to the potential duties and liabilities of Lessor pertaining to Hazardous Substances as outlined in Paragraph 6 above.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. DAYS. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days.

20. LIMITATION ON LIABILITY. Subject to the provisions of Paragraph 17 above, the obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, the individual partners of Lessor or its or their individual partners, directors, officers or shareholders, and Lessee shall look to the Promises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and Attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Lessor or Lessee under this Lease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

23.      NOTICES.

         23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

         23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given five (5) days after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's content to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to one hundred fifty percent (150%) of the Base Rent applicable during the month immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS; CONSTRUCTION OF AGREEMENT. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the parties, but rather according to its fair meaning as a whole, as if both parties had prepared it.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initialed in the county in which the Premises are located.

30.      SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

         30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof provided Lessee receives a commercially reasonable nondisturbance agreement, Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "LESSOR'S LENDER") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease unless they succeed to Lessor's interest in the Premises. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

         30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new

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                                                     ----------- -----------
owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

         30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after file execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "NON-DISTURBANCE AGREEMENT") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within sixty (60) days after the execution of this Lease, Lessor shall use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said sixty (60) days, then Lessee may, at Lessee's option, directly contact Lessor's lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

         30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31. ATTORNEYS' FEES. If any Party or Broker brings an action or proceeding involving the Premises to enforce the terms hereof or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or during the last six (6) months of the Term, lessees, and making such alterations, repairs, improvements or additions to the Premises as Lessor may reasonably deem necessary. All such activities shall be without abatement of rent or liability to Lessee. Lessor may at any time place on the Premises any ordinary "FOR SALE" signs and Lessor may during the last six (6) months of the term hereof place on the Premises any ordinary "FOR LEASE" signs. Lessee may at any time place on or about the Premises any ordinary "FOR SUBLEASE" sign.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. SIGNS. Except for ordinary "For Sublease" signs, Lessee shall not place any sign upon the Premises without Lessor's prior written consent. All signs must comply with all Applicable Requirements. See Paragraph 57 of Addendum No. 1.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within ten (10) days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. CONSENTS. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation thereof up to a maximum of $750.00. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within ten (10) business days following such request.

38       QUIET POSSESSION. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39.      OPTIONS.

         39.1 DEFINITION. "OPTION" shall mean: (a) the right to extend the term of or renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

         39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Opinion cannot be exercised unless the prior Options have been validly exercised.

         39.4 EFFECT OF DEFAULT ON OPTIONS.

                  (a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given three (3) or more notices of separate Default, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

                  (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

                  (c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term, (i) Lessee fails to pay Rent for a period of thirty (30) days after such Rent becomes due, (ii) Lessor gives to Lessee three (3) or more notices of separate Default during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee is in Breach of this Lease at the commencement of the extended Term.

40. MULTIPLE BUILDINGS. If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will observe reasonable rules and regulations which Lessor may make from time to time for the management, safety, and care of said properties, including

                                            Initials [ILLEGIBLE] [ILLEGIBLE]
                                                     ----------- -----------
the care and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

44. AUTHORITY. If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each party shall, within thirty (30) days after request, deliver to the other party satisfactory evidence of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Promises.

48. MULTIPLE PARTIES. If more than one person or entity is named herein as either Lessor or Lessee, such multiple Parties shall have joint and several responsibility to comply with the terms of this Lease.

49. MEDIATION AND ARBITRATION OF DISPUTES. An Addendum requiring the Mediation and/or the Arbitration of all disputes between tile Parties and/or Brokers arising out of this Lease / / Is /X/ Is not attached to this Lease.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

--------------------------------------------------------------------------------

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.       SEE ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS
LEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.

WARNING: IF THE PREMISES IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED.

--------------------------------------------------------------------------------

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at: Malibu, CA                    Executed at: San Diego, CA
            -----------------------------              -------------------------
on:         8/11/97                        on:    8/7/97
   --------------------------------------     ----------------------------------

By LESSOR:                                 By LESSEE:
     R.G. HARRIS CO.,                          RECEPTOR TECHNOLOGIES INC.,
-----------------------------------------  -------------------------------------
     a California corporation                  a Delaware corporation
-----------------------------------------  -------------------------------------

By: /s/ Henry K. Workman                   By: /s/ John Barberich
   --------------------------------------     ----------------------------------

Printed Name: HENRY K. WORKMAN             Printed Name: JOHN BARBERICH
             ----------------------------               ------------------------

Title: PRESIDENT                           Title: VICE PRESIDENT
      -----------------------------------        -------------------------------

HARRIS FAMILY REVOCABLE TRUST

By: /s/ Don C. Sherwood                    By:
   --------------------------------------     ----------------------------------

Printed Name: DON C. SHERWOOD              Printed Name:
             ----------------------------               ------------------------

Title: TRUSTEE                             Title:
      -----------------------------------        -------------------------------

Address:                                   Address:
        ---------------------------------          -----------------------------

Telephone:(   )                           Telephone:(   )
          -------------------------------            ---------------------------

Facsimile:(   )                           Facsimile:(   )
          -------------------------------            ---------------------------

Federal ID No.                             Federal ID No.
              ---------------------------                -----------------------

                   ADDITIONAL SIGNATURES FOLLOW ON PAGE 12-A
                   -----------------------------------------

NOTE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION,
       700 So. Flower Street, Suite 600, Los Angeles, California 90017,
       (213) 687-8777, Fax No. (213) 687-8616

LESSOR:

HARRIS FAMILY REVOCABLE TRUST



By: /s/ Henry K. Workman
   --------------------------------------

Printed Name: HENRY K. WORKMAN
             ----------------------------

Title: TRUSTEE
      -----------------------------------

Address:
        ---------------------------------

-----------------------------------------

Telephone:(   )
          -------------------------------

Facsimile:(   )
          -------------------------------

Federal ID No.
              ---------------------------



By: /s/ Elizabeth Gage Harris
   --------------------------------------

Name Printed: ELIZABETH GAGE HARRIS
             ----------------------------

Title: TRUSTEE
      -----------------------------------

Address:
        ---------------------------------

-----------------------------------------
Telephone:(   )
          -------------------------------

Facsimile:(   )
          -------------------------------

Federal ID No.
              ---------------------------


                                   PAGE 12-A

                                 ADDENDUM NO. 1

         This Addendum No. 1 (hereinafter referred to as the "Agreement") is entered into as of August 15, 1997 (hereinafter referred to as the "Effective Date") by and between R. G. HARRIS CO., a California corporation as to an undivided 72.6568% interest, and HARRIS FAMILY REVOCABLE TRUST, as to an undivided 27.3432% interest (hereinafter collectively referred to as the "Lessor") and RECEPTOR TECHNOLOGIES INC., a Delaware corporation (hereinafter referred to as "Lessee") and is made with reference to the following facts:

         A. Lessor and Lessee are, concurrently with the execution of this Agreement, entering into a written STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET (hereinafter referred to as the "Lease") of and to those certain premises in San Diego, California commonly known as and located at 3911 Sorrento Valley Boulevard and as designated, depicted or outlined on Exhibit "A" attached to the Lease consisting of a single building containing approximately 28,900 square feet of floor area situated on an asphalt parking lot (hereinafter referred to as the "Premises").

         B. Lessor and Lessee wish to amend and modify the Lease in certain respects and affirm, ratify and confirm the Lease in all other particulars.

         NOW THEREFORE, in consideration of the terms, covenants and conditions of the Lease and this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         50. BASE RENT ADJUSTMENTS

         Section 1.5 and Section 4 of the Lease are amended by the addition of the following specifications of the amount of Base Rent that shall be payable by Lessee to Lessor during the term of this Lease:

                  "(a) For that part of the Lease Term commencing on the Commencement Date through January 31, 1999, the monthly Base Rent shall be the sum of Forty-Four Thousand Two Hundred Fifty-Five Dollars ($44,255.00) except that monthly Base Rent for the Second, Third, Fourth and Fifth month of the Term of this Lease shall be the sum of Twenty-Two Thousand One Hundred Twenty-Seven and 50/100 Dollars ($22,127.50) per month.

                  "(b) For that part of the Lease Term commencing on February 1, 1999 through October 31, 1999 the monthly Base Rent shall be the sum of Forty-Nine Thousand Seven Hundred Eight Dollars ($49,708.00) per month.

                  "(c) For that part of the Lease Term commencing on November 1, 1999 through October 31, 2000, the monthly Base Rent shall be the sum of Fifty-Two Thousand Eight Hundred Ninety-Nine Dollars ($52,899.00) per month.

                  "(d) For that part of the Lease Term commencing on November 1, 2000 through October 31, 2001, the monthly Base Rent shall be the sum of Fifty-Five Thousand Fifteen Dollars ($55,015.00) per month.

                  "(e) For that part of the Lease Term commencing on November 1, 2001 through October 31, 2002, the monthly Base Rent shall be the sum of Fifty-Seven Thousand Two Hundred Sixteen Dollars ($57,216.00) per month.

                  "(f) For that part of the Lease Term commencing on November 1, 2002 through October 31, 2003, the monthly Base Rent shall be the sum of Fifty-Nine Thousand Five Hundred Five Dollars ($59,505.00) per month.

                  "(g) For that part of the Lease Term commencing on November 1, 2003 through October 31, 2004, the monthly Base Rent shall be the sum of Sixty-One Thousand Eight Hundred Eighty-Five Dollars ($61,885.00) per month.

                  "(h) For that part of the Lease Term commencing on November 1, 2004 through October 14, 2005, the monthly Base Rent shall be the sum of Sixty-Four Thousand Three Hundred Sixty Dollars ($64,360.00) per month."

         51.      EARLY POSSESSION

                  Lessor shall deliver the Premises to Lessee prior to August 8, 1997. Effective as of such delivery date, all of the provisions of the Lease including, without limitation, Sections 3.2 and 3.3 thereof, but excluding provisions relating to payment of Base Rent, shall be applicable and in full force and effect. Accordingly, as of the delivery date, and continuing through the Commencement Date, Lessee shall pay to Lessor all of the charges, costs and expenses payable to Lessor under the term of this Lease except for Base Rent which shall not be payable to Lessor until the Commencement Date.

         52.      CONSTRUCTION OF PREMISES

                  A.       CONDITION OF PREMISES

                           Except as expressly provided to the contrary in the
Lease, Lessee acknowledges by execution of the Lease and this Agreement that Lessee has inspected the Premises and accepts the Premises "as is." Lessee acknowledges that neither Lessor nor any agent of Lessee has made any representations or warranty with respect to the Premises or the suitability of the Premises for the conduct of Lessee's business.

                  B.       DESCRIPTION OF LESSOR'S WORK

                           1. Prior to the Lease Commencement Date, Lessor
shall, at Lessor's sole cost and expense, (a) resurface and restripe the parking lot serving the Premises as reflected on Exhibit "A" hereto, and (b) install new HVAC units with all reasonably appropriate safety devices to protect against a catastrophic failure (with current tonnage) on the roof of the Premises. Lessor will obtain for the benefit of Lessor and Lessee a standard warranty on the new HVAC units for at least twelve (12) months.

                           2. Lessor shall not be obligated to perform any other
work at the Premises except as expressly provided in Section 2.2 of the Lease.

                  C.       DESCRIPTION OF LESSEE'S WORK

                           All other work not expressly provided to be done by
Lessor as set forth in Section 2.2 of the Lease and Paragraph 52.B. of this Agreement and required to place the Premises in a finished condition for Lessee's business (hereinafter referred to as "Lessee's Work") shall be undertaken by Lessee and, except as otherwise provided herein, at Lessee's sole expense, and in compliance with the Working Drawings approved by Lessor as hereinafter provided. This work shall include, but not be limited to the following:

                           1. All necessary doors, entranceways, floors,
ceilings, etc. and all interior walls, partitions, ceilings, etc., and their respective paints and other finishes.

                           2. Finish floor and all floor coverings thereon.

                           3. Installation of all required utilities services to
the Premises, including:

                                    (a) Electrical power and distribution within
the Premises, including electrical panels, conduits and wire conduit, outlet boxes, switch outlets, service fuses, copper wiring, lighting fixtures with lamping and connection of heating and air conditioning units.

                                    (b) All plumbing distribution and fixtures
including connection to water utility and sewer mains for restroom facilities within the Premises. Any removal and replacement of the existing structural slab, and any other structural work, shall be accomplished in a manner reasonably approved by Lessor prior to commencement of such removal.

                                    (c) Telephone conduits, cabinets and outlets
within the Premises as required by the utility company supplying the service requested by Lessee and extension of conduits to central telephone backboard.

                                    (d) All gas lines and connections, if
required, from Lessor's point of connection to and in the Premises.

                                    (e) Installation, modification and/or
extension of any required sprinkler system through the ceiling to conform to Lessee's plans.

                                    (f) All meters for utilities shall be
furnished and installed by Lessee in a location(s) reasonably acceptable to Lessor.

                           4. All heating, cooling or ventilating, except as
provided by Lessor.

                           5. Any special equipment required by Lessee,
including all mechanical equipment such as conveyors and their shafts, doors and electrical connections and all mechanical and structural work necessary for installation and operation of such items. Special equipment includes any burglar, speaker, intercom and other systems required by Lessee.

                           6. Furnishing and installation of all toilet rooms,
janitorial and drinking fountains, together with all work customarily incidental thereto to meet applicable building code requirements.

                           7. Roof openings, including necessary curbs and
flashings to accommodate installation of the improvements.

                           8. Furnishing of all trade fixtures, merchandise and
other property incidental to Lessee's business, including but not limited to:

                                    (a) All shelving, fixtures, furnishings,
interior decorations, graphics and all other fixtures, lighting and other effects.

                                    (b) Electrical and mechanical connection of
all fixtures and equipment with related parts, including equipment peculiar to Lessee's occupancy.

                                    (c) Laboratory benches, fume hoods and other
equipment.

                           9. The construction of demising walls in order to
separate the Premises into two separate and unconnected areas of the Premises as follows:

                                    (a) Premises "A" as depicted on Exhibit "A"
hereto which shall consist of approximately 21,400 square feet; and

                                    (b) Premises "B" as depicted on Exhibit "A"
hereto which shall consist of approximately 7,500 square feet.

                  D.       PLANS FOR LESSEE'S WORK

                           1. Attached hereto as Exhibit "B" are preliminary
plans and specifications ("Preliminary Plans") prepared by Mansour Architecture relative to Premises "A". Within eleven (11) months of the Commencement Date, Lessee shall submit to Lessor for

Lessor's approval two (2) sets of Preliminary Plans by Mansour Architecture relative to Premises "B". Lessee's Preliminary Plans shall contain detailed depictions of all aspects of Lessee's Work and shall include the remodeling work to the interior and the exterior of the Premises. In the event Lessee fails to submit Preliminary Plans by Mansour Architecture relative to Premises "B" within eleven (11) months of the Commencement Date, Lessor shall give Lessee thirty
(30) days written notice of such failure. If Preliminary plans of Mansour Architecture relative to Premises "B" are not submitted to Lessor within such thirty (30) day period, Lessor not be obligated to pay any portion of Landlord's Contribution which is allocated to Premises "B" and no portion thereof shall be allocated toward Base Rent. Lessor hereby approves the Preliminary Plans as to Premises "A" and, as to Premises "B", shall notify Lessee within two (2) business days of the respects, if any, in which said Preliminary Plans are disapproved and Lessee shall make any revisions necessary to correct such matters and resubmit to Lessor within seven (7) days of such notice. Lessor's approval shall be evidenced by Lessor causing one (1) set of such Preliminary Plans to be initialed on its behalf and returned to Lessee. Lessor's failure to disapprove such Preliminary Plans within such two (2) business day period shall be deemed approval of such plans.

                           2. Within fifteen (15) business days after
execution of this Lease (as to Premises "A") and fifteen (15) business days after Lessor's approval or deemed approval of the Preliminary Plans as to Premises "B", Lessee, at Lessee's sole cost and expense, shall cause to be prepared and delivered for Lessor's approval two (2) sets of working drawings and specifications ("Working Drawings") for the applicable portion of the Premises prepared in conformity with the approved Preliminary Plans by Mansour Architecture. Lessor shall notify Lessee within two (2) business days of the respects, if any, in which said Working Drawings are disapproved
(which disapproval shall only be based on substantial deviation from the Preliminary Plans or the inability of the building systems to support the improvements shown in the Preliminary Plans) and Lessee shall make any revisions necessary to correct such matters and resubmit to Lessor within seven (7) days of such notice. Lessor's approval shall be evidenced by Lessor causing one (1) set of such Working Drawings to be initialed on its behalf and returned to Lessee. Lessor's failure to disapprove the Working Drawings within such two (2) business day period shall be deemed approval of such Working Drawings. In no event shall Lessee proceed with Working Drawings until Lessor has approved or deemed approved in all respects Lessee's Preliminary Plans. Lessor's approval of the Preliminary Plans and Working Drawings will not be unreasonably withheld or delayed.

                           3. After Lessor's approval of the Working Drawings no
material change shall be made therein without the prior written consent of Lessor (which shall not be unreasonably withheld or delayed).

                           4. At the time that Lessee submits its Working
Drawings to Lessor, Lessee shall submit to Lessor (a) engineered electrical, mechanical and structural drawings for the Premises signed by licensed architects, engineers or contractors as required by appropriate building codes, and (b) a complete set of structural and electrical calculations showing the electrical load for the Premises (upon completion of Lessee's Work with respect to Lessee's Work only) and demonstrating compliance as to electrical, mechanical and structural requirements with applicable state and local codes.

                           5. Lessor's review and approval of materials, plans,
specifications and Working Drawings shall indicate no more than aesthetic approval, and shall not relieve Lessee of its obligation to obtain all approvals and permits from all governmental authorities having jurisdiction or constitute a warranty that any items approved by Lessor comply with applicable law or any requirements of governmental authorities having jurisdiction.

                  E.       LESSEE'S WORK

                           1. As a material consideration to Lessor for its
execution of this Lease, Lessee agrees to construct tenant improvements in the Premises pursuant to the Working Drawings.

Lessee shall cause Lessee's Work to be performed by a licensed general contractor, or contractors, reasonably approved by Lessor. Lessor hereby approves J. B. Riha Corporation as Lessee's general contractor. Lessee's Work shall be commenced promptly after Lessor's approval of the Preliminary Plans therefor provided, however, that in no event shall Lessee proceed with any portion of Lessee's Work without having secured and submitted to Lessor all necessary building permits and/or any other permits or authorizations required by any appropriate governmental agency. Lessee shall deliver a construction schedule to Lessor at the time of submission of Working Drawings, shall update the construction schedule on a bi-weekly basis and shall cause Lessee's Work to be completed in accordance with rules and regulations of governmental authorities having jurisdiction as soon as practicable following delivery of possession of the Premises to Lessee. Copies of all plans, permits and inspection reports shall be promptly delivered to Lessor upon receipt by Lessee or Lessee's contractor. A preliminary construction schedule will be delivered to Lessor with the Preliminary Plans.

                           2. The provisions of Article 7 of the Lease shall be
specifically applicable to Lessee's Work. Lessee shall promptly furnish to Lessor upon completion of Lessee's Work with (a) a copy of a Certificate of Occupancy issued by the appropriate governmental agency; and (b) lien waivers and sworn statements from all persons who performed labor or supplied material in connection with Lessee's Work showing that they have been compensated in full.

                           3. Failure of Lessee to perform its obligations
pursuant to this Paragraph 52 in a timely fashion shall be deemed a default by Lessee under the Lease entitling Lessor to exercise all remedies available to a landlord against a defaulting tenant, including but not limited to those provided in Article 13 of the Lease.

                  F.       COMMENCEMENT OF LESSEE'S WORK

                           If Lessee fails to commence Lessee's Work within
thirty (30) days after Premises "A" are made available to Lessee for Lessee's Work, Lessor shall have the right at any time thereafter to cancel this Lease upon fifteen (15) days notice to Lessee unless at the time of such notice Lessee has commenced Lessee's Work and Lessee is diligently and continuously completing the performance of Lessee's Work.

                  G.       LABOR RELATIONS

                           Lessee agrees to conduct its labor relations and
its relations with its employees so as to avoid all strikes, picketing and boycotts of, on or about the Premises. If any of its employees strike, or if picket lines or boycotts or other visible activities reasonably objectionable to Lessor are established or conducted or carried out against Lessee or its employees, or any of them on or about the Premises, Lessee shall use diligent efforts to settle the dispute giving rise to such strike, picket line, boycott or objectionable activity.

                  H.       NO CLAIMS BY LESSEE

                           Lessee shall have no right to cancel this Lease, seek
a diminution of rent, sue for damages or assert any other contractual, legal or equitable remedy based on any delay in the completion of Lessee's Work or based on a claim that the size, location, layout, dimension or construction of the Premises or any facilities to be furnished by Lessor, were not completed or furnished in accordance with the provisions of this Lease.

                  I.       LESSOR'S CONTRIBUTION TO LESSEE'S WORK

                                  PREMISES "A":

                           Lessor shall pay to Lessee, as a contribution
("LESSOR'S CONTRIBUTION") toward the actual cost of Lessee's Work at Premises "A" contemplated by this Paragraph 52 of this Agreement (including architectural, design, consulting and engineering costs) a total sum not to exceed One Million Dollars ($1,000,000.00) as follows.

                           1. The sum of Two Hundred Fifty Thousand Dollars
($250,000.00) shall be paid within three (3) business days after Lessor has received Lessee's written request for such payment and provided that all of the following have occurred:

                                    (a) Lessor has fully approved Lessee's
Preliminary Plans and commenced construction;

                                    (b) Lessee has obtained and delivered copies
to Lessor of all necessary approvals including appropriate building permits for he commencement and completion of Lessee's Work in Premises "A";

                                    (c) Lessee has taken possession of the
Premises;

                                    (d) Lessee has commenced and is diligently
pursuing completion of Lessee's Work in Premises "A";

                                    (e) Lessor has been furnished a copy of
Lessee's contract with Lessee's general contractor and a detailed breakdown of Lessee's construction costs to date together with receipted invoices showing payment by Lessee to Lessee's general contractor of at least $250,000.00; and

                                    (f) Lessor has been given a signed statement
by Lessee's architect and Lessee's general contractor certifying that Lessee's Work in Premises "A" is at least twenty-five percent (25%) completed.

                           2. The additional sum of $250,000.00 shall be paid
within three (3) business days following Lessor's receipt of Lessee's written request for payment and provided that all of the conditions for the prior distribution of Lessor's Contribution has been fulfilled, and all of the following have occurred:

                                    (a) Lessee is diligently pursuing completion
of Lessee's Work in Premises "A";

                                    (b) Lessor has been furnished with a
detailed breakdown of Lessee's construction costs to date together with receipted invoices showing payment by Lessee to Lessee's general contractor of at least $500,000.00; and

                                    (c) Lessor has been given a signed statement
by Lessee's architect and Lessee's general contractor certifying that Lessee's Work in Premises "A" is at least fifty percent (50%) completed.

                           3. The additional sum of $250,000.00 shall be paid
within three (3) business days following Lessor's receipt of Lessee's written request for payment and provided that all of the conditions for the prior distributions of Lessor's Contribution have been fulfilled, and all of the following have occurred:

                                    (a) Lessee is diligently pursuing completion
of Lessee's Work in Premises "A";

                                    (b) Lessor has been furnished with a
detailed breakdown of Lessee's construction costs to date together with receipted invoices showing payment by Lessee to Lessee's general contractor of at least $750,000.00; and

                                    (c) Lessor has been given a signed statement
by Lessee's architect and Lessee's general contractor certifying that Lessee's Work in Premises "A" is at least seventy-five percent (75%) completed.

                           4. Upon substantial completion of all of Lessee's
Work to be constructed by Lessee in Premises "A" pursuant to the terms of the Lease and this Agreement, the additional sum of Two Hundred Fifty Thousand Dollars ($250,000.00) shall be paid to Lessee provided that all of the conditions for the prior distributions of Lessor's Contribution have been fulfilled and following the occurrence of all the events specified in Paragraphs
(a) through (g) below.

                                    (a) Lessor shall have been given a signed
statement by Lessee's architect and Lessee's general contractor certifying that Lessee's Work as to Premises "A" (excluding "Punch List" items) has been substantially completed in accordance with the approved Working Drawings in all respects;

                                    (b) Either the lien periods for Lessee's
Work performed in Premises "A" have expired with no liens having been recorded or Lessee has furnished Lessor with waivers of liens from all persons who have performed labor or supplied material in connection with Lessee's Work showing that they have been compensated in full.

                                    (c) Lessee shall have submitted to Lessor a
detailed breakdown certified by Lessee's general contractor of Lessee's construction costs for the entirety of Lessee's Work as to Premises "A" together with receipted invoices showing payments made to Lessee's general contractor of at least $1,000,000.00.

                                    (d) Lessee shall have submitted to Lessor
documentation showing that Lessee has obtained warranties for Lessee's Work for not less than one (1) year against defects in workmanship, materials and equipment in accordance with Paragraph 52.J.(10) below.

                                    (e) Lessee must not be in default of any
term, covenant or condition of the Lease and this Agreement and the Lease must be in full force and effect.

                                    (f) Premises "A" must be free and clear of
all liens, security interests, charges and encumbrances relating to Lessee's Work and there must be no judgments, levies, attachments or liens pending or threatened with respect to Lessee or the Premises with respect to Lessee's Work, and

                                    (g) Lessee shall have delivered to Lessor a
final and unconditional Certificate of Occupancy for Premises "A".

                                  PREMISES "B":

                           Lessor shall pay to Lessee, as a contribution
("LESSOR'S CONTRIBUTION") toward the actual cost of Lessee's Work at Premises "B" contemplated by this Paragraph 52 of this Agreement (including architectural, design, consulting and engineering costs) a total sum not to exceed Three Hundred Thousand Dollars ($300,000.00) as follows:

                           1. The sum of One Hundred Thousand Dollars
($100,000.00) shall be paid within three (3) business days after Lessor has received Lessee's written request for such payment but in no event earlier than one (1) year after the Commencement Date, and provided that all of the following have occurred:

                                    (a) Lessor has fully approved Lessee's
Preliminary Plans and commenced construction;

                                    (b) Lessee has obtained and delivered copies
to Lessor of all necessary approvals including appropriate building permits for the commencement and completion of Lessee's Work in Premises "B";

                                    (c) Lessee has taken possession of the
Premises;

                                    (d) Lessee has commenced and is diligently
pursuing completion of Lessee's Work in Premises "B";

                                    (e) Lessor has been furnished a copy of
Lessee's contract with Lessee's general contractor and a detailed breakdown of Lessee's construction costs to date together with receipted invoices showing payment by Lessee to Lessee's general contractor of at least $100,000.00; and

                                    (f) Lessor has been given a signed statement
by Lessee's architect and Lessee's general contractor certifying that Lessee's Work in Premises "B" is at least thirty-three percent (33%) completed.

                           2. The additional sum of $100,000.00 shall be paid
within three (3) business days following Lessor's receipt of Lessee's written request for payment and provided that all of the conditions for the prior distribution of Lessor's Contribution has been fulfilled but in no event earlier than one (1) year after the Commencement Date, and all of the following have occurred:

                                    (a) Lessee is diligently pursuing completion
of Lessee's Work in Premises "B";

                                    (b) Lessor has been furnished with a
detailed breakdown of Lessee's construction, costs to date together with receipted invoices showing payment by Lessee to Lessee's general contractor of at least $200,000.00; and

                                    (c) Lessor has been given a signed statement
by Lessee's architect and Lessee's general contractor certifying that Lessee's Work in Premises "B" is at least sixty-six percent (66%) completed.

                           3. Upon substantial completion of all of Lessee's
Work to be constructed by Lessee in Premises "B" pursuant to the terms of the Lease and this Agreement, but in no event earlier than one (1) year after the Commencement Date, the additional and final sum of One Hundred Thousand Dollars ($100,000.00) shall be paid to Lessee provided that all of the conditions for the prior distributions of Lessor's contribution have been fulfilled and following the occurrence of all the events specified in Paragraphs (a) through
(g) below.

                                    (a) Lessor shall have been given a signed
statement by Lessee's architect and Lessee's general contractor certifying that Lessee's Work as to Premises "B" (excluding "Punch List" items) has been substantially completed in accordance with the approved Working Drawings in all respects;

                                    (b) Either the lien periods for Lessee's
Work performed in the Premises "B" have expired with no liens having been recorded or Lessee has furnished Lessor with waivers of liens from all persons who have performed labor or supplied material in connection with Lessee's Work showing that they have been compensated in full.

                                    (c) Lessee shall have submitted to Lessor a
detailed breakdown certified by Lessee's general contractor of Lessee's construction costs for the entirety of Lessee's Work as to Premises "B" together with receipted invoices showing payments made to Lessee's general contractor of at least $300,000.00.

                                    (d) Lessee shall have submitted to Lessor
documentation showing that Lessee has obtained warranties for Lessee's Work for not less than one (1) year against defects in workmanship, materials and equipment in accordance with Paragraph 52.J.(10) below.

                                    (e) Lessee must not be in default of any
term, covenant or condition of the Lease and this Agreement and the Lease must be in full force and effect.

                                    (f) Premises "B" must be free and clear of
all liens, security interests, charges and encumbrances relating to

Lessee's Work and there must be no judgments, levies, attachments or liens pending or threatened with respect to Lessee or the Premises with respect to Lessee's Work, and

                                    (g) Lessee shall have delivered to Lessor a
final and unconditional Certificate of Occupancy for Premises "B".

                           4. In the event that as of the date which is
fifteen (15) months from the Lease Commencement Date less than $1,000,000.00 has been spent by Lessee in connection with Lessee's Work relative to Premises "A" and/or less than $300,000.00 has been spent by Lessee in connection with Lessee's Work relative to Premises "B" the amount of Lessor's Contribution shall be reduced to a sum equal to the amount actually incurred by Lessee in connection with Lessee's Work as to Premises "A" and Premises "B" as of such Date. Notwithstanding the foregoing, in the event Lessee's Work costs less than One Million Three Hundred Thousand Dollars ($1,300,000.00), any unused portion of the original One Million Three Hundred Thousand Dollars ($1,300,000.00) Lessor's Contribution as of the date which is fifteen (15) months from the Lease Commencement Date, up to a maximum of One Hundred Thousand Dollars ($100,000.00), shall be applied against Base Rent next due.

                           5. If prior to the completion of Lessee's Work, this
Lease terminates because of a default by Lessee of any of the provisions of the Lease or this Agreement, Lessor shall have no obligation or duty to make any payments of Lessor's Contribution whatsoever to Lessee and Lessee shall immediately refund to Lessor any amounts of Lessor's Contribution previously paid to Lessee by Lessor. No portion of Lessor's Contribution shall be payable to Lessee if Lessee is in default of any term, covenant or condition of the Lease, the Lease is not in full force or effect or if there are any liens pending or threatened relative to Lessee's Work.

                           6. All risk of loss prior to completion of Lessee's
Work shall be borne by Lessee. Any damage shall be promptly repaired by Lessee. Lessee will provide builder's risk coverage in the amount of Lessee's construction contract and change orders and will furnish Lessor with certificates of insurance, naming Lessor and Lessee as additional insureds thereunder.

                           7. To the extent Lessee owes Lessor any monies under
the Lease at the time Lessor is obligated to pay any portion of Lessor's Contribution to Lessee, Lessor may deduct such sums.

                  J.       MISCELLANEOUS

                           1. Lessee shall not place or maintain on the exterior
of the building located at the Premises any awnings, canopies, signs, appurtenances or any other item of any nature whatsoever except with the written consent of Lessor.

                           2. Lessee shall notify Lessor immediately of the
commencement of Lessee's Work in sufficient time to permit Lessor to post a Notice of Nonresponsibility.

                           3. Lessee and/or Lessee's contractor shall not use
the driveways, parking areas or other exterior areas of the Premises for storage of materials or equipment or other construction activities without the prior written consent of Lessor (not to be unreasonably withheld), and all such storage shall be limited to those areas reasonably designated by Lessor. Any damage, staining or defacing of the parking area surfaces or other areas shall be repaired by Lessee at its cost and such repairs shall be to the satisfaction of Lessee.

                           4. Lessee shall at all times during the construction
of Lessee's Work assure that the Premises and the surrounding area are maintained in a clean, neat and orderly manner. Any rubbish caused by construction operations shall be removed immediately.

                           5. No sign of any type shall be placed on or about
the Premises during the construction period without the prior written consent of Lessor, not to be unreasonably withheld.

                           6. Lessor shall have the right to approve, in
writing, Lessee's contractor prior to start of work and Lessor shall not unreasonably withhold or delay such approval provided that such contractor has all required state and local licenses, is bonded and has reasonable experience with projects of the scope and type of Lessee's Work. Lessor hereby approves J. B. Riha Corporation as general contractor.

                           7. It shall be Lessee's responsibility to obtain from
its contractor and forward to Lessor a complete set of "as-built" drawings showing thereon all architectural, structural, mechanical and electrical work as actually installed in the Premises. These drawings shall be furnished as soon as is practicable following substantial completion of Lessee's Work, but in no event later than ninety (90) days after substantial completion of Lessee's Work.

                           8. Lessee shall obtain and deliver to Lessor all
approvals with respect to electrical, gas, water and telephone work as may be required by the utility companies supplying the services. Lessee shall obtain utility service, including meters, from the utility companies which supply service. Lessor, an independent contractor, or an authorized utility company, as the case may be, shall have the right, subject to Lessee's written reasonable approval, which will not be unreasonably withheld or delayed, to run utility 1ines, pipes, conduits or ductwork, where necessary or desirable, through attic space, column space, partitions, beneath the floor slab, or in or through other parts of the Premises and to repair, alter, replace or remove the same, all in a manner which does not interfere unnecessarily with Lessee's use thereof.

                           9. Lessor shall have the right to require Lessee to
furnish a bond or other security in form satisfactory to Lessor for the prompt and faithful performance by Lessee of Lessee's Work.

                           10. Lessee's contractor shall include in his bid or
contract proposal a provision that he will guarantee that Lessee's Work shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Such contractor shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with his contract which shall become defective within one (1) year after substantial completion of the work. The correction of such work shall include, without addi-tional charge, all additional expenses or damages in connection with such removal or replacement of all or any part of Lessee's Work, the building shell and/or the other improvements which may be damaged or disturbed thereby. Such guaranties as to materials or workmanship of or with respect to the Lessee's Work and all improvements shall be contained in the contract and shall be so written that such guaranties or warranties shall inure to the benefit of both Lessor and Lessee, as their respective interests may appear and can be directly enforced by either.

                           11. All of Lessee's Work and the improvements
consisting hereof, shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of Lessee's Work. Lessor shall have the option to require Lessee to remove all or any part of Lessee's Work at the expiration or termination of the Lease in accordance with Section 7.4(b) of the Lease. Unless otherwise instructed per Section 7.4(b), all of Lessee's Work shall at the expiration or termination of the Lease, become the Property of Lessor and be surrendered by Lessee with the Premises.

                  K.       LESSOR DELAYS

                           Each day of delay resulting from Lessor's failure to
respond to plan and specification submissions or changes in the same within the periods specified above or resulting from the unavailability of funding of Lessor's Contribution shall constitute a "Lessor Delay". The Commencement Date hereunder shall be tolled by one (1) day for each day of Lessor Delay.

                  L.       LESSOR'S FAILURE TO PAY LESSOR'S CONTRIBUTION

                           In the event Lessor fails to pay Lessor's
Contribution contrary to its obligations under the Lease, Lessee may offset the same against charges, including Base Rent, due Lessor from Lessee under the Lease.

         53.      SIZE OF PREMISES

                  Although the size of the Premises is estimated by Lessor to be approximately 28,900 square feet, Lessor and Lessee acknowledge that the actual square footage may be more or less than this estimate and, in fact, Lessee estimates that the actual square footage is approximately 26,000 square feet. Lessor has made certain rental concessions to Lessee with respect to their disagreement regarding the square footage of the Premises as reflected in Paragraph 50(a) hereof. Notwithstanding this disagreement, Lessor and Lessee agree, however, that for all purposes of this Lease the Premises shall be conclusively deemed to be 28,900 square feet and that there will be no adjustment of Base Rent or other sums payable under the Lease in the event the actual square footage of the Premises is greater or less than 28,900 square feet.

         54.      SECURITY DEPOSIT

                  In addition to payment of the first month's rent in the sum of Forty-Four Thousand Six Hundred Eighty-Three Dollars ($44,683.00), upon execution of this Lease Lessee shall pay to Lessor a security deposit of Two Hundred Ninety-Four Thousand Seven Hundred Eighty Dollars ($294,780.00) to be held by Lessor in accordance with the provisions of Section 5 of the Lease. Lessor agrees to maintain the security deposit in an interest bearing savings account at a federally insured institution throughout the term of the Lease except as Lessor may be authorized under the Lease or this Agreement to withdraw funds from such depository. The interest shall accrue to the benefit of Lessee and shall be returned to Lessee by Lessor at the end of each calendar year during the Lease Term if not retained by Lessor in accordance with the provisions of the Lease. Lessor agrees to refund the following amounts to Lessee on the dates indicated provided (i) on the date of refund Lessee has a positive minimum net worth in the sum of at least Five Million Dollars ($5,000,000.00) and liquid assets of at least Two Million Five Hundred Thousand Dollars ($2,500,000.00) as defined by generally accepted accounting practices, (ii) immediately prior to the date of refund, Lessee delivers to Lessor a current audited financial statement, and (iii) Lessee is not in default in the performance of any of its duties and obligations under the Lease after expiration of all applicable grace periods as of the date of refund:

            DATE OF REFUND                            AMOUNT OF REFUND
            --------------                            ----------------
           October 1, 2000                              $49,130.00
           October 1, 2001                              $49,130.00
           October 1, 2002                              $49,130.00
           October 1, 2003                              $49,130.00
           October 1, 2004                              $49,130.00

In the event that Lessee fails to meet all the criteria of this Paragraph 54(1) through (iii), the refund shall not be made until the next scheduled date of refund provided that on such next scheduled date of refund Lessee meets all of the criteria of this Paragraph 54(i) through (iii).

         55.      LENDER INDEMNIFICATION

                  Lessee agrees to indemnify and hold harmless any holder of any mortgage, deed of trust, or other hypothecation or security device now or hereafter placed upon the Premises, relative to any liens or claims of liens recorded against Lessee's interest in this Lease, the Premises or any part thereof, arising out of or relating to any work performed, materials furnished or obligations incurred by Lessee, it agents, employees or contractors.

         56.      SUBLETTING AND ASSIGNMENT

                  A. A. Notwithstanding the provisions of Article 12 of the Lease, Lessee shall have the right to sublease the Premises "B" portion of the Premises as reflected on Exhibit "A" hereto without Lessor's consent being required provided the following conditions are met: (i) the term of the Sublease does not exceed eighteen (18) months, (ii) Lessee delivers to Lessor a fully executed copy of the Sublease Agreement together with the most recent financial statement of the Sublessee (or other financial information reasonably acceptable to Lessor) and such other documentation as Lessor reasonably requests, and (iii) the Sublessee agrees in writing satisfactory to Lessor to assume, to be bound by, and to perform the obligations of the Lease to be performed by Lessee which relate to Premises "B".

                  B. With respect to any assignment or subletting, Lessor shall be entitled to receive, in the case of a subletting, fifty percent (50%) of all rent (however denominated and paid) payable by the subtenant to Lessee in excess of that payable by Lessee to Lessor pursuant to the other provisions of this Lease and, in the case of an assignment, all consideration given, directly or indirectly, by the assignee to Lessee. For the purposes of this clause, the term "rent" shall mean all consideration paid or given, directly or indirectly, for the use of the Premises or any portion thereof. The term "consideration" shall mean and include money, services, property or any other thing of value such as payment of costs, cancellation of indebtedness, discounts, rebates and the like. Any rent or other consideration which is to be passed through to Lessor by Lessee pursuant to this subsection shall e paid to Lessor promptly upon receipt by Lessee and shall be paid in cash, irrespective of the form in which received by Lessee from any subtenant or assignee. In the event that any rent or other consideration received by Lessee from a subtenant or assignee is in a form other than cash, Lessee shall pay to Lessor in cash the fair value of such consideration.

         57.      SIGNAGE

                  A. All drawings for signs and/or graphics to be installed by Lessee on the exterior of the Premises shall be submitted to Lessor for approval, which shall not be unreasonably withheld. No sign of any type shall be placed anywhere on or about the exterior of the Premises or in the area outside of the building of located on the Premises without the express prior written approval of Lessor, which shall not be unreasonably withheld, as to design, color, format, layout, type face and location.

                  B. Lessee shall submit to Lessor drawings and specifications (including samples of materials and colors) for all proposed sign work. The drawings shall clearly show the location of each sign, together with all graphics, color and construction and attachment details. Full information regarding electrical load requirements also is to be included.

                           Lessor shall return one (1) set of the sign drawings,
within five (5) business days, to Lessee. The drawing will either be marked "Approved," "Approved Based on Lessor's Modifications," or "Disapproved." Sign drawings that have been "Approved Based on Lessor's Modifications" are to be returned to Lessor bearing Lessee's approval, or are to be redesigned and resubmitted for Lessor's approval. Sign drawings that have been disapproved are to be redesigned and resubmitted to Lessor. Lessor's failure to respond within five (5) business days shall be deemed approval.

                  C. Furnishing and installation of signs and all costs incurred shall be the responsibility of Lessee, against which the Lessor's Contribution may be applied. Sign construction is to be completed in compliance with the instructions, limitations and criteria contained in this Paragraph 57.

                  D. No sign of any sort shall be permitted on the building roofs.

                  E. All permits for sign structures and installation shall be obtained by Lessee's sign contractor at Lessee's expense, against which the Lessor's Contribution may be applied.

                  F. Lessor hereby permits Lessee to erect a sign facing Vista Sorrento Parkway. Any such signage shall be at Lessee's sole cost and expense, against which the Lessor's Contribution may be applied, must comply with all applicable governmental codes and requirements and must only be constructed in accordance with all of the provision of this Paragraph 57.

                  G. All signage constructed or erected by Lessee during the term of his Lease must be removed by Lessee prior to the expiration or termination of this Lease and Lessee shall repair any damage occasioned by the installation, maintenance or removal of such signage.

         58.      INSURANCE

                  To the extent that any policies of insurance obtained by Lessor pursuant to Article 8 of the Lease also provide coverage for other land and improvements owned by Lessor other than the

Premises, the portion allocable to the Premises and payable by Lessee shall be determined by Lessor in its reasonable discretion from information as may be reasonably available which information shall be provided to Lessee upon request.

         59.      OPTION TO EXTEND

                  A. Subject to the condition set forth in Paragraph 2 below, Lessee shall have one (1) option to extend the term of this Lease ("Extension Option") for a period of five (5) years from the expiration of the eighth year of the Lease Term (the "Extension Period"), subject to the following conditions:

                           1. The Extension Option shall be exercised, if at
all, by notice of exercise given to Lessor by Lessee not less than six (6) months prior to the expiration of the eighth year of the Lease Term; and

                           2. Lessee is not in default under any of the terms,
covenants or conditions of this Lease, either at the time Lessee exercises the Extension Option or on the commencement date of the Extension Period.

                  B. In the event the Extension Option is exercised in a timely fashion, the Lease shall be extended for a period of five (5) years upon all of the terms and conditions of this Lease, except that the Base Rent for the extension period shall be equal to the "Fair Market Rent" for comparable properties in the Sorrento Mesa area. For purposes hereof, "Fair Market Rent" shall mean the Base Monthly Rent determined pursuant to the process described below.

                  C. Within 15 days after receipt of Lessee's notice of exercise, Lessor shall notify Lessee in writing of Lessor's estimate of the monthly Base Rent for the applicable extension period, based on the provisions of Paragraph B above. The parties shall have 15 days to meet and agree on the amount of monthly Base Rent. If the parties are unable to so agree within such period, Lessee shall have the right either to (a) accept Lessor's statement of monthly Base Rent as the monthly Base Rent for the applicable extension period; or (b) elect to arbitrate Lessor's estimate of respective arbitrator and both shall share the fee and expenses of the third arbitrator.

                  E. The Extension Option shall not be exercisable if there has been any assignment of the Lease or subletting of any portion of the Premises unless any and all sublessees or assignees have, as of he date of the exercise of the Extension Option, (i) a net worth of at least Ten Million Dollars ($10,000,000.00) each, and (ii) liquid assets of at least Five Million Dollars ($5,000,000.00) all as determined by generally accepted accounting standards and Lessor is furnished with such information and documentation as Lessor may reasonably require in order to verify the same.

         60.      INTERRUPTION OR DELAY OF USE

                  In the event Lessee is not reasonably able to use the Premises or the parking areas serving the same on account of work, repairs or alterations made by Lessor, all rent shall be abated equitably hereunder from and after the date that is two (2) days after the date upon which Lessee became unable to use the Premises or such parking areas until the date Lessee is again reasonably able to use the Premises and such parking areas.

         61.      CONTINGENCY

                  Notwithstanding the foregoing, the effectiveness of this Lease is contingent upon execution by Lessor, on or before August 7, 1997 of a binding agreement, upon terms acceptable to Lessor in Lessor's sole and absolute discretion, terminating that certain Lease Agreement dated March 26, 1992 between Patricia Roth, an individual doing business as Torrey Pines Park Phase IIIB and Infrasonics, Inc., predecessor in interest in Nellcor Puritan Bennett Incorporated, as amended, as to the Premises (a "Lease Termination Agreement"). In the event that Lessor shall fail to enter into a Lease Termination Agreement by such date, this Lease shall be void and of no further effect.

         62.      COVENANT REGARDING LESSOR'S ACTIVITIES

                 In exercising its rights under this Lease, Lessor shall use diligent efforts to minimize or prevent disruption or inconve-nience to Lessee and its customers. In no event shall access to parking areas serving the Premises be materially diminished or made materially less convenient.

         63.      EQUIPMENT FINANCING

                  Lessee shall have the right to pledge as security for any loan or financing agreement all or any portion of Lessee's interest in Lessee's personal property, equipment or fixtures located in the Premises. Lessor agrees to subordinate to Lessee's lender or equipment lessor all of Lessor's right, title and interest, if any, in such personal property, equipment or fixtures, pursuant to a commercially reasonable landlord consent and subordination instrument.

         WHEREFORE, the parties hereto have executed this Addendum No. 1 at the place and on the dates specified above their respective signatures:

Executed at:  Malibu, CA                    Executed at:  San Diego, CA
            ------------------------------              ------------------------
on:    8/11/97                              on:  8/7/97
   ---------------------------------------       -------------------------------

By:    LESSOR:                              By:    LESSEE:

R.G. HARRIS CO.,                            RECEPTOR TECHNOLOGIES INC.,
a California corporation                    a Delaware corporation

By: /s/ Henry K. Workman                    By: /s/ John M Barberich
   ---------------------------------------     ---------------------------------

Printed Name: HENRY K. WORKMAN              Printed Name: JOHN M. BARBERICH
             -----------------------------               -----------------------

Title: PRESIDENT                            Title: VICE PRESIDENT-FINANCE
      ------------------------------------        ------------------------------

                                            Address: 276 EAST ALLEN STREET
                                                    ----------------------------
                                                    WINOOSKI, VT 05404
                                            ------------------------------------

                                            Telephone: (802) 655-4228
                                                      --------------------------

                                            Facsimile: (802) 655-3455
                                                      --------------------------

                                            Federal ID No.
                                                          ----------------------


                    ADDITIONAL SIGNATURES FOLLOW ON PAGE 26
                    ---------------------------------------

HARRIS FAMILY REVOCABLE TRUST



By: /s/ Don Sherwood
   ---------------------------------------

Printed Name: DON SHERWOOD
             -----------------------------

Title: TRUSTEE
     -------------------------------------

Address:
        ----------------------------------

------------------------------------------


By: /s/ Henry K. Workman
   ---------------------------------------

Printed Name: HENRY K. WORKMAN
             -----------------------------

Title: TRUSTEE
      ------------------------------------

Address:
        ----------------------------------

------------------------------------------

By: /s/ Elizabeth Gaye Harris
   ---------------------------------------

Printed Name: ELIZABETH GAYE HARRIS
             -----------------------------

Title: TRUSTEE
      ------------------------------------

Address:
        ----------------------------------

------------------------------------------

Telephone:(   )
         ---------------------------------

Facsimile:(   )
         ---------------------------------

Federal ID No.
             -----------------------------


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